MAINSTAY VP FUNDS TRUST

MainStay VP Balanced Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay Small Cap Core Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated December 18, 2018 (“Supplement”) to:

MainStay VP Funds Trust Prospectus and Summary Prospectuses, each dated May 1, 2018 as supplemented, and Statement of Additional Information (“SAI”), dated May 1, 2018, as amended November 30, 2018

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus, Summary Prospectuses and SAI.

Effective immediately, the following changes will take place:

1.	Andrew Ver Planck will no longer serve as a portfolio manager of the Portfolios. All references to Mr. Ver Planck are deleted in their entirety.

2.	For MainStay VP MacKay Common Stock Portfolio, MainStay VP MacKay Mid Cap Core Portfolio and MainStay VP MacKay Small Cap Core Portfolio, Migene Kim and Mona Patni will continue to serve as portfolio managers.

3.	For MainStay VP MacKay Growth Portfolio and MainStay VP Balanced Portfolio, the table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to each Portfolio is revised to add the following to the existing portfolio management team:

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Mona Patni, Director	December 2018

4.	For MainStay VP Emerging Markets Equity Portfolio the table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to each Portfolio is revised to add the following to the existing portfolio management team:

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Rui Tang, Director	December 2018

5.	In the section of the Prospectus entitled “Know With Whom You Are Investing,” the subsection entitled “Portfolio Manager Biographies” is amended to reflect the above appointments for Ms. Patni and to include the following for Mr. Tang:

Rui Tang, CFA Mr. Tang is a Director on the Systematic Equity investment team of MacKay Shields. Mr. Tang joined MacKay Shields, including predecessor entities, in 2017. Previously, he spent five years as a Portfolio Manager at Acadian Asset Management where he was responsible for investment research, strategy development, and portfolio construction for the firm’s global market neutral equity funds. Mr. Tang started his career at Goldman Sachs as a Securities Analyst, where he investigated market mechanisms and developed pricing algorithms for derivatives. Mr. Tang graduated cum laude in 2007 from Harvard University with a dual BA in Economics and MA in Statistics. Mr. Tang is also a CFA charterholder. He has been working in the investment industry since 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.